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                                                                   EXHIBIT 10.22

                             TERMINATION AGREEMENT

          This TERMINATION AGREEMENT, dated as of July 22, 1996 (this "Agreement"), is entered into by and between Brentwood Buyout Partners, L.P., a
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Delaware limited partnership ("BBP") and Rental Service Corporation, a Delaware
corporation (as successor in interest to Acme Acquisition Corp., a Delaware corporation) (the "Company").
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          WHEREAS, a Corporate Development and Administrative Services Agreement
(the "Services Agreement") dated July 17, 1992 was entered into between BBP
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and the Company.

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Services Agreement is hereby terminated subject to and effective upon the closing of the initial public offering of the Company's common stock.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             BRENTWOOD BUYOUT PARTNERS, L.P.


                             By:  /s/ William M. Barnum, Jr.
                                  --------------------------------
                             Name:    William M. Barnum, Jr.
                                      a General Partner

                             RENTAL SERVICE CORPORATION


                             By:  /s/ Martin R. Reid
                                  --------------------------------
                             Name:    Martin R. Reid
                             Title:   Chief Executive Officer